DIREXION SHARES ETF TRUST

DIREXION DAILY JUNIOR GOLD MINERS INDEX BULL 3X SHARES (JNUG)

Supplement dated April 17, 2017

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated February 28, 2017

Effective April 17, 2017, creations of the Direxion Daily Junior Gold Miners Index Bull 3X Shares (the “Fund”) are suspended until further notice. The suspension is due to the limited availability of certain investments or financial instruments used to provide requisite exposure to the MVIS Global Junior Gold Miners Index, the Fund’s benchmark index.

Redemptions of Fund shares are not affected by the suspension and continue to be accepted in the ordinary course of business. The suspension also does not impact investors’ ability to buy and sell Fund shares on the stock exchanges. However, should demand for Fund shares exceed supply during the suspension, Fund shares could trade at a premium to their net asset value (i.e., at prices greater than net asset value).

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For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.